Aviat Networks Investor Presentation 28th Annual Needham Growth Conference January 14, 2026

The information contained in this Presentation includes forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including Aviat's beliefs and expectations regarding outlook, business conditions, new product solutions, customer positioning, future orders, bookings, new contracts, cost structure, profitability in fiscal 2026, its recent acquisitions and acquisition strategy, process improvements, measures designed to improve internal controls, its ability to maintain effective internal control over financial reporting and management systems and remediate material weaknesses, plans and objectives of management, realignment plans and review of strategic alternatives and expectations regarding future revenue, gross margin, Adjusted EBITDA, operating income or earnings or loss per share. All statements, trend analyses and other information contained herein regarding the foregoing beliefs and expectations, as well as about the markets for the services and products of Aviat and trends in revenue, and other statements identified by the use of forward-looking terminology, including "anticipate," "believe," "plan," "estimate," "expect," "goal," "will," "see," "continue," "delivering," "view," and "intend," or the negative of these terms or other similar expressions, constitute forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, forward-looking statements are based on estimates reflecting the current beliefs, expectations and assumptions of the senior management of Aviat regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should therefore be considered in light of various important factors, including those set forth in this document. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include the following: the disruption the 4RF and NEC transactions may cause to customers, vendors, business partners and our ongoing business; our ability to integrate the operations of the acquired 4RF and NEC businesses with our existing operations and fully realize the expected synergies of the 4RF and NEC transactions on the expected timeline; disruptions relating to the ongoing conflict between Russia and Ukraine and the conflict in Israel and surrounding areas; continued price and margin erosion in the microwave transmission industry; the impact of the volume, timing, and customer, product, and geographic mix of our product orders; our ability to meet financial covenant requirements; the timing of our receipt of payment; our ability to meet product development dates or anticipated cost reductions of products; our suppliers' inability to perform and deliver on time, component shortages, or other supply chain constraints; the effects of inflation; customer acceptance of new products; the ability of our subcontractors to timely perform; weakness in the global economy affecting customer spending; retention of our key personnel; our ability to manage and maintain key customer relationships; uncertain economic conditions in the telecommunications sector combined with operator and supplier consolidation; our failure to protect our intellectual property rights or defend against intellectual property infringement claims; the results of our restructuring efforts; the effects of currency and interest rate risks; the ability to preserve and use our net operating loss carryforwards; the effects of current and future government regulations; general economic conditions, including uncertainty regarding the timing, pace and extent of an economic recovery in the United States and other countries where we conduct business; the conduct of unethical business practices in developing countries; the impact of political turmoil in countries where we have significant business; our ability to realize the anticipated benefits of any proposed or recent acquisitions; the impact of tariffs, the adoption of trade restrictions affecting our products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; our ability to implement our stock repurchase program or that it will enhance long-term stockholder value; and the impact of adverse developments affecting the financial services industry, including events or concerns involving liquidity, defaults or non-performance by financial institutions. For more information regarding the risks and uncertainties for Aviat's business, see "Risk Factors" in Aviat's Form 10-K for the fiscal year ended June 27, 2025 filed with the U.S. Securities and Exchange Commission ("SEC") on September 10, 2025, as well as other reports filed by Aviat with the SEC from time to time. Aviat undertakes no obligation to update publicly any forward- looking statement, whether written or oral, for any reason, except as required by law, even as new information becomes available or other events occur in the future. Forward-Looking Statements AVIAT NETWORKS

AVIAT NETWORKS Aviat Networks is the leading wireless transport and access solutions provider NASDAQ Listed: AVNW Headquartered in Austin, TX 3,000+ Customers Worldwide Global Manufacturing Capabilities Leading Technologies – 200+ Patents 3 Company Overview AviatCloudLTE Wireless Transport Access Routers Software Services End-to-End Portfolio North America 48% MEA 11% Europe 7% LATAM & APAC 33% Private Networks 59% Mobile Networks 41% R e v e n u e b y R e g io n R e v e n u e b y M a rk e t Revenue Summary Points of Excellence Lowest Total Cost of Ownership Mission Critical Solutions Leader Unrivaled Microwave Expertise Innovative Products and Services LTM Revenue: $453 Million

AVIAT NETWORKS Aviat made several improvements to its balance sheet during the fiscal 2026 second quarter compared to the fiscal 2026 first quarter including… • Increased cash and cash equivalents balance along with a decrease in the company’s net debt position • Lowered unbilled receivables balance • Lowered inventories balance 4 Focus on Balance Sheet Improvements Resulted in Positive Cash Generation Fiscal 2026 Q2 Balance Sheet Improvements

AVIAT NETWORKS5 A Long History of Wireless Leadership Invigorated by New Leadership and Consistent Execution Over 75 Years of Expertise 1944 Aviat Networks can trace its wireless beginnings back to Lenkurt Electric 2007 Harris Stratex Networks forms as the result of the merger between Harris MCD and Stratex Networks 2010 Harris Stratex rebrands as Aviat Networks 2020 New management leadership brings the company renewed customer focus and disciplined operating model 2022 Aviat Networks completes the acquisition of Redline Communications, adding access solutions to its portfolio 2023 Aviat Networks completes the acquisition of the NEC microwave business (Pasolink) Microwave Division 2024 Aviat Networks completes the acquisition of 4RF, adding industrial SCADA and cellular router offerings to its access portfolio

AVIAT NETWORKS Investment Opportunity 6 Global Investment in Mission Critical, 5G, and Rural Broadband Networks Underpin Strong and Growing Demand Environment $11 billion TAM serving private networks, mobile service providers, and rural broadband network operators around the world End-to-end portfolio including mission-critical access products and routers, best-in-class microwave radios, and innovative software solutions Relied on by customers globally to help design, plan, install, test, and operate their communication networks Consistent topline growth and profitability; 12% revenue CAGR since calendar 2019 Aviat Operating Model drives continuous improvement, operating leverage, and successful acquisitions Attractive Global Markets Unique Product Offering Leading Expertise Strong Financials & Balance Sheet Disciplined Business Operator

AVIAT NETWORKS Aviat’s Competitive Advantage vs. Microwave Specialists vs. Wireless Generalists Products ✓ Modular radio platform ✓ End-to-end offering of radios, multi- band, routers, access ✓ Better RF performance • Highly leveraged in chipsets • Difficult to create new product variants quickly • Unable to invest in routing and other products • Microwave not focus • Less responsive and agile to bringing radio solutions to market Software & Services ✓ Turnkey services portfolio (design, planning, install) ✓ Software innovations to ease network operations and total cost of ownership (AviatCloud, Assurance software) • Product focus and lack of software investment • Lack of experience and services make competing in private networks difficult • Lack focus on dedicated software solutions for transport networks Supply Chain ✓ Core competence – fast deliveries and disruptive go-to-market like the Aviat Store • Lack modularity limits supply chain flexibility • Unable to create new business models or react to Aviat innovations • Microwave supply chain not a priority vs. RAN • Cannot react to Aviat innovations 7 Aviat Provides More Innovation and Better Value Than Our Competitors Why Aviat Wins

AVIAT NETWORKS Wireless Transport and Access Markets Overview 8 Aviat Differentiation Aligned with Private Networks, 5G and Rural Broadband WIRELESS ACCESS Growth Markets STATE & LOCAL GOV’T UTILITY PUBLIC SAFETY 4G/5G MOBILE WIRELESS TRANSPORT Core Markets INDUSTRIAL LICENSED/ UNLICENSED PTP/PTMP INDUSTRIAL LICENSED PRIVATE LTE/5G FIBERRADIO ACCESS / CELLULAR Other applications » INDUSTRIAL MICROWAVE Aviat Differentiation Best in Class Wireless Transport Products Unique Software and Services Disruptive Supply Chain and Ecommerce HIGH FREQUENCY TRADING SCHOOL/ ENTERPRISE OIL/GAS/ OFFSHORE TRANSPORTATION ISP/WISPMINING AVIAT EQUIPMENT WISP

AVIAT NETWORKS Aviat Product Portfolio 9 Portfolio Focused on Lowering Total Cost of Ownership ProVision Plus Network/Element Management Simplifies network management Easy trouble shooting with multi-layer visualization Health Assurance (HAS) Detailed reports on network issues Reduces downtime Frequency Assurance (FAS) Monitors and reports Interference Protects against WiFi-6E Wireless Transport Wireless Access Indoor Radio IRU600, TRP, Eclipse • Ultra-High Tx Power, +37dBm • Compact/expandable antenna branching • Tough, Durable and Dependable • Comprehensive native TDM features • Strong Security (FIPS) Eclipse Markets: Utilities, Public Safety, Oil & Gas, Mining, Transportation IRU 600 EHP/UHP Split-Mount Systems iPasolink VR • 6 to 38GHz freq. band • Sub-band free ODU options • Modular and scalable indoor units • Standard and High-Power Outdoor Units • No single point of failure options Markets: Mobile Service Providers, Utilities, Public Safety, Oil & Gas, Mining, Transportation VR10 VR4 VR2 IAG3 IAP3 All-Outdoor Systems WTM 4000, EX/A, EX/AD • Single, Dual Channel or Multi-Band • Full IP/ MPLS Capabilities • Unique Multi-Band extended distance and vendor agnostic options • 25GbE connectivity MB-XD, MB-VA Markets: Mobile Service Providers, WISPs, Utilities, Public Safety, Oil & Gas, Mining, Transportation Microwave E-Band WTM 4000 iX/A WTM 4800 EX/A, EX/AD MB-1 Multi- Band Trunking Systems STR 4500, OBC2, 7000iP TRP • Split Mount, All-Indoor, and All-Outdoor Trunking Systems • Up to 20 channels with diversity • 10Gbps connectivity • Flexible aggregation options Markets: Mobile Service Providers, Utilities, Public Safety, Oil & Gas, Mining, Transportation OBC2 7000iP TRP STR 4500 Aviat Design Aviat Store myOrders Aviat Care Aviat EducatemyNetwork Private LTE/5G RDL 6000, Aprisa LTE/5G, Aviat Core • Base station, LTE/5G routers and EPC Core • Power of a Macro in Small Cell footprint • Lower power consumption • Scalable EPC • Ruggedized, secure cellular routers Markets: Utilities, Public Safety, Oil & Gas, Mining, Transportation Microwave Routers CTR8000 Series CTR 8780 CTR 8540 Markets: Mobile Service Providers, WISPs, Utilities, Public Safety, Oil & Gas, Mining, Transportation Industrial Access Narrowband PTP, PTMP and Nomadic Solutions • PTP, PTMP licensed and unlicensed • UHF, VHF, 220MHz - 5.8GHz • Hardened and secure • Innovative nomadic, self align offering • ATEX/Hazloc Aviat Core LTE/5G EPC RDL6000 Aprisa LTE Aprisa XE, SRi, SR+ RAS Elite/Extend/LVF RDL3000 Markets: Utilities, Public Safety, Oil & Gas, Mining, Transportation

AVIAT NETWORKS Aviat’s Multi-Dwelling Unit (MDU) Opportunity 10 First MDU Orders Received … to be Deployed for Paying Subscribers • Utilization of high-capacity millimeter-wave 28 and 39 GHz spectrum to deliver multi-Gigabit 5G-based services to MDUs • Fast and cost-effective alternative to fiber over distances of 5 miles and more with fiber-like performance, with no impact to existing mobile network services • Multi-User MIMO and Hybrid Massive Beamforming supports aggregate capacities of over 22 Gbps from a single base station • Aviat will provide product (hardware and software) solutions along with a comprehensive set of design, planning, deployment and support services via Aviat’s extensive presence in North America

AVIAT NETWORKS Aviat’s Compelling Cellular Router Solution for Public Safety, Industrial Vehicles 11 Compelling New Growth Opportunity for Aviat; Aviat Has a Strong Economic Value Proposition for our Customers • LTE 5G Cellular Routers represent a market of $1.6B, growing at 12% CAGR – The largest portion of this market is the mobility (vehicle) segment – This is a new segment for Aviat which was not previously addressable • Key elements of the Aviat Value Proposition include: – Comprehensive LTE/5G router portfolio, including unique VRF Protect capability for enhanced security – Flexible software designed for mobility, deployed in cloud or on premise – Commercial models to fit state/local government and utilities – Strong sales channel into private networks – Local USA support and manufacturing

AVIAT NETWORKS How Aviat Lowers Total Cost of Ownership 12 1. Reduced Tower Footprint What: Lower power consumption, faster installation, smaller antennas, reduced tower loading, lower lease costs How: Fewer boxes, high system gain, Multi-Band 2. Capacity Scalability What: Less congestion, fewer truck rolls, less hardware How: Multi-Band, A2C+, on-demand capacity upgrades 3. Integrated Routing What: Reduced or zero indoor footprint, fewer boxes, simplified operations, lower power consumption How: All-Outdoor at the edge, CTR/WTM integrated IP/MPLS 4. Spectrum Fee Savings What: Reduced recurring spectrum fees How: Moving capacity from Microwave to E-Band and Multi-Band 5. Higher Network Reliability What: Better performance, increased resilience, fewer outages, faster fault-finding/restoration, lower OPEX How: High MTBF, High Availability Routing, Aviat Assurance Software (HAS, FAS) 6. Simplified Logistics What: Easy online design and ordering, fast delivery, Reduced inventory and warehouse costs How: Aviat Design, Aviat Store, regional stock, on- demand capacity and license upgrades

AVIAT NETWORKS Microwave is a Crucial Backhaul Technology 13 Microwave Fiber Speed to Deploy  High Reliability  Low Latency  Terrain Flexibility  Capacity  Cost Per Link Per Foot Microwave / Millimeter Wave Fiber Satellite Copper Microwave Backhaul is Essential in Communication Networks Globally Wireless transport accounts for 60% of cellular transport links Source: Dell ‘Oro; Excludes North East Asia Microwave is ideally suited for mission- critical private networks, rural broadband, and challenging deployment environments Service providers rely on microwave in their networks to provide cost-effective and reliable bandwidth

AVIAT NETWORKS • Upgrade cycle in public safety, utilities and other private networks driven by increasing bandwidth needs • Private LTE / 5G market to be $8B by 2027 • Aviat’s end-to-end product and services allow for increasing share of wallet capture and competitive advantage • Early stages of global 5G upgrade cycle; mobile network data traffic expected to grow at 26% CAGR through 2028 • Wireless transport makes up 60% of cellular transport links • Microwave radio market for global 5G transport market expect to grow at a 16% CAGR through CY2028 • Over $70 billion in U.S. government funding programs to build out rural broadband networks • Microwave is a compelling solution for operators to lower total cost of ownership and increase speed to deploy • Aviat’s unique e-commerce platform allows for direct to network operator channel Aviat’s Market Opportunities 14 Aviat Networks is Capturing Additional Market Share Because of Its Innovative Portfolio and Focus on Lowest Total Cost of Ownership Private Networks Mobile Networks & 5G Rural Broadband

AVIAT NETWORKS Public Safety and Security Oil & Gas Water Electric Utilities National / Regional Government Enterprise Private Network Summary 15 • Growth in Private LTE and Industrial IoT driven by video and modern applications • States and municipalities upgrading their public safety communications – State and local budgets remain healthy; growing public safety funding • American Rescue Plan Act (ARPA) funding of $350 billion for U.S. States’ water, sewer, public safety, and broadband infrastructure • Vendor outsourcing and declining microwave expertise creates share of wallet opportunities Aviat Offers a Compelling Value Proposition to Private Network Operators Growth Drivers Segments Addressed • Mission critical product differentiation – Highest powered radios – Ruggedized access products & cellular router – IP/MPLS integration – Software innovations to simply network management (PV+, HAS, FAS) • Strong state relationships and global partners • Differentiated services offerings – Network design and testing – Install – Support – Managed services (incl. NOC) Aviat’s Leadership

AVIAT NETWORKS Mobile Networks & 5G Market Summary 16 • Mobile service provider market driven by increasing bandwidth demand in 4G and 5G networks – Data from global networks is anticipated to grow rapidly (26% CAGR) through 2028, driven by 5G adoption and expanding 4G networks • Aviat’s product portfolio enables operators to increase their network capacity while lowering total cost of ownership (TCO) – Single-box multi-band lowers tower leasing costs while increase capacity – Vendor-agnostic multi-band allows operators to utilize existing radios and layer on Aviat’s solution, lowering the barrier to entry for Aviat into a network – Multi-band XD enables longer distances between links which helps to minimize total network capex – Highest capacity radio available on the market (20 Gbps) • Aviat’s multi-band is up to $10,000/link lower TCO vs competitive multi-band offerings – Superior solution → Less hardware → Lowest TCO CY24 CY25 CY26 CY27 CY28 Demand for Wireless Transport Driven by Increasing Data Consumption Global 5G Wireless Transport Market Source: Dell ‘Oro 0 100 200 300 400 500 2022 2023 2024 2025 2026 2027 2028 E B p e r m o n th FWA 5G 2G/3G/4G $2.1B Market Global Mobile Network Data Traffic Source: Ericsson Mobility Report

AVIAT NETWORKS17 Large Investments in Broadband Infrastructure Creates Opportunities for Wireless Transport Rural Broadband Summary Over $70B in Available Funding Wireless Transport is the Solution Aviat E-Commerce Platform Leads Rural Broadband CAF II Rural Digital Opportunity Fund (RDOF) 5G Fund for Rural America Broadband Equity, Access, and Deployment (BEAD) Program USDA Reconnect Program $1.5 Billion $20 Billion $9 Billion $42.5 Billion $635 Million Wireless transport is ideal for rural communities and is lower cost, more reliable, and faster to deploy than fiber Growing number of Fixed Wireless Access (FWA) deployments favors wireless backhaul Estimate the USA rural broadband segment to be a ~$420M TAM Aviat is uniquely suited to serve WISPs through its Aviat Store and AviatCloud applications like Design (network planning and product recommendation) and automated radio and license applications Aviat Networks ~35% Source: PCN data from Comsearch Leading wireless transport share of demand for North American ISPs

AVIAT NETWORKS18 Aviat Operating Model Supports Growth-Centric Culture by Leveraging Continuous Improvement and Driving Competitive Excellence Aviat Operating Model Framework Excellence in Customer Focus Innovation Talent Supply Chain O u r A c ti o n s We listen during the commercial and sales process to understand our customers’ needs and use our combined talents, skill and capabilities to create solutions that exceed expectations. We deliver innovative, high-quality solutions that meet key customer segment needs. Voice of customer informs investment decisions. Release to market within budget, timeframe and scope. We drive a performance culture and invest in our talent management programs to support evolving strategic business needs and implement organizational structures to facilitate results. We achieve a competitive advantage by delivering quality products with best-in-class lead- times. O u r P ro c e s s e s • Standard global VOC process • Sales Goal planning • eCommerce platform • AviatCare customer service and support • Aviat Operating System for software • New Product Introduction (NPI) process • Portfolio management • Agile development methodology • Performance Management Process • Career Framework • Talent Management Review • Employee Ownership Program • S&OP Planning • Next day delivery e-commerce • Order to Cash process • Strategic sourcing to meet customer objectives globally Continuous Improvement | We Strive Everyday… To improve, innovate and drive cost efficiency to achieve higher performance and to promote our continuous improvement culture

First Quarter Fiscal 2026 Financial Highlights and Historical Performance

AVIAT NETWORKS ($7.7) $9.1 (8.7%) 8.5% (30.0%) (25.0%) (20.0%) (15.0%) (10.0%) (5.0%) – 5.0% 10.0% 15.0% 20.0% ($12.0) ($7.0) ($2.0) $3.0 $8.0 Q1 FY2025 Q1 FY2026 $88.4 $107.3 23.2% 33.8% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $30.0 $50.0 $70.0 $90.0 $110.0 $130.0 Q1 FY2025 Q1 FY2026 First Quarter Fiscal 2026 Highlights 20 • Revenue of $107.3 million, up 21.4% compared to the same period last year – TTM revenue of $453.5M, up 10.7% versus year-ago period • GAAP gross margin of 33.2%; Non-GAAP gross margin of 33.8% • GAAP operating income of $5.2 million; Non-GAAP operating income of $7.9 million • Adjusted EBITDA of $9.1 million • GAAP earnings per share of $0.01; Non-GAAP earnings per share of $0.43 Focused on Increasing Revenue, Capturing Aviat’s Differentiation and Driving Costs Out Revenue & Non-GAAP Gross Margin Adjusted EBITDA & Adj. EBITDA Margin $ in millions $ in millions Fiscal 2026 Guidance: • Revenue: $440.0 to $460.0 million • Adjusted EBITDA: $45.0 to $55.0 million

AVIAT NETWORKS First Quarter Fiscal 2026 Balance Sheet Highlights 21 • Cash and marketable securities of $64.8 million • Total debt outstanding of $106.5 million – Net debt of $41.7 million Net Debt Position of Approximately 0.8x TTM Adj. EBITDA Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 Q1 FY26 Actual Actual Actual Actual Actual Actual Cash Equivalents and Marketable Securities $64.6 $51.0 $52.6 $49.4 $59.7 $64.8 Third-Party Debt ($48.4) ($83.4) ($74.9) ($73.9) ($87.6) ($106.5) Net Cash and Marketable Securities $16.3 ($32.3) ($22.3) ($24.5) ($27.9) ($41.7) Accounts Receivable $158.0 $169.0 $166.7 $178.0 $180.3 $180.5 Unbilled Receivables $90.5 $94.7 $93.9 $101.4 $105.9 $110.7 Advance Payments and Unearned Revenue ($66.3) ($86.9) ($79.4) ($93.3) ($81.8) ($82.2) DSO’s 115 168 129 139 141 153 DSO’s net of Unbilled/Unearned 133 185 138 148 154 175 Accounts Payable ($92.9) ($104.9) ($124.1) ($137.7) ($148.1) ($142.4) DPO’s 95 131 135 162 171 184 Inventory $62.3 $79.6 $76.5 $93.2 $84.0 $84.0 Turns 5.0 3.9 4.0 3.5 3.4 3.4 Asset / (Liability) ($’s in millions, except for DSO, DPO and Turns)

AVIAT NETWORKS Cash Benefit of Historical Net Operating Losses (NOLs) 22 Cash Tax Savings Will Continue for the Foreseeable Future at Levels Commensurate with our Earnings Before Tax Performance • Over $460 million of gross NOLs • NOL’s reduce Aviat’s statutory federal and state blended tax rate of ~25% to an effective cash tax rate of ~5% • Improved financial performance and outlook for Aviat resulted in a full release of the valuation allowance against U.S. NOLs in Q3 of fiscal 2021 – A one-time benefit of $92 million was recognized in Net Income and Deferred Tax Assets US, $257 Intl., $205 Total NOLs (M) $91 $94 $92 $88 $88 Deferred Tax Asset on AVNW Balance Sheet

AVIAT NETWORKS23 GAAP to Non-GAAP Reconciliation Fiscal Year 2026 First Quarter Summary RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1) Condensed Consolidated Statements of Operations (Unaudited) % of % of % of % of Revenue Revenue Revenue Revenue GAAP gross margin $35,663 33.2% $19,788 22.4% GAAP net income (loss) $162 0.2% ($11,879) (13.4%) Share-based compensation 33 104 Share-based compensation 1,555 1,664 Merger and acquisition and other expenses 590 608 Merger and acquisition and other expenses 1,186 4,389 Non-GAAP gross margin 36,286 33.8% 20,500 23.2% Other expense, net 973 710 Adjustment to reflect pro forma tax rate 1,642 (6,014) GAAP research and development expenses $7,098 6.6% $10,408 11.8% Non-GAAP net income (loss) $5,518 5.1% ($11,130) (12.6%) Share-based compensation (71) (143) Non-GAAP research and development expenses 7,027 6.5% 10,265 11.6% Diluted net income (loss) per share: GAAP $0.01 ($0.94) GAAP selling and administrative expenses $23,376 21.8% $24,948 28.2% Non-GAAP $0.43 ($0.87) Share-based compensation (1,451) (1,417) Merger and acquisition and other expenses (596) (3,781) Shares used in computing diluted net income (loss) per share Non-GAAP selling and administrative expenses 21,329 19.9% 19,750 22.3% GAAP 12,976 12,646 Non-GAAP 12,976 12,804 GAAP operating expense $30,474 28.4% $35,356 40.0% Share-based compensation (1,522) (1,560) Adjusted EBITDA: Merger and acquisition and other expenses (596) (3,781) GAAP net income (loss) $162 0.2% ($11,879) (13.4%) Non-GAAP operating expense 28,356 26.4% 30,015 33.9% Depreciation and amortization of property, plant and equipment and intangible assets 1,182 1,830 Interest expense, net 1,712 1,115 GAAP operating income (loss) $5,189 4.8% ($15,568) (17.6%) Other expense, net 973 710 Share-based compensation 1,555 1,664 Share-based compensation 1,555 1,664 Merger and acquisition and other expenses 1,186 4,389 Merger and acquisition and other expenses 1,186 4,389 Non-GAAP operating income (loss) 7,930 7.4% (9,515) (10.8%) Provision for (benefit from) for income taxes 2,342 (5,514) Adjusted EBITDA $9,112 8.5% ($7,685) (8.7%) GAAP income tax provision (benefit) $2,342 2.2% ($5,514) (6.2%) Adjustment to reflect pro forma tax rate (1,642) 6,014 Non-GAAP income tax provision 700 0.7% 500 0.6% (1) The adjustments above reconcile our GAAP financial results to the non-GAAP financial measures used by us. Our non-GAAP net income excluded share-based compensation, and other non-recurring charges (recovery). Adjusted EBITDA was determined by excluding depreciation and amortization on property, plant and equipment, interest, provision for or benefit from income taxes, and non-GAAP pre-tax adjustments, as set forth above, from GAAP net income. We believe that the presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, our GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures. (In thousands, except percentages and per share amounts) Three Months Ended 26-Sep-25 27-Sep-24 (In thousands, except percentages and per share amounts) Three Months Ended 26-Sep-25 27-Sep-24

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